UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

UNIVAR Solutions INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNIVAROLUTIONS P.O. BOX 8016, CARY, NC 27512-9903 Important Notice Regarding the Availability of Proxy Materials for the Univar Solutions Inc. Stockholder Meeting to be held on May 5, 2022 For Stockholders as of March 08, 2022 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/UNVR To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy  materials do not have to be delivered in paper. Proxy materials can be  distributed by making them available on the internet.  For a convenient way to view proxy materials  and VOTE go to www.proxydocs.com/UNVR  Have the 12 digit control number located in the shaded box above available  when you access the website and follow the instructions.  If you want to receive a paper or e-mail copy of the proxy material, you must request one. You will not otherwise  receive a paper or e-mail copy. There is no charge to you for requesting a copy. In order to receive a paper  package in time for this year's meeting, you must make this request on or before April 25, 2022.  To order paper or e-mail materials for this meeting and future meetings, use one of the following methods.    INTERNET  www.investorelections.com/UNVR  TELEPHONE  (866) 648-8133  * E-MAIL  paper@investorelections.com  When requesting via the Internet or telephone you will need the 12 digit  control number located in the shaded box above.  * If requesting material by e-mail, please send a blank  e-mail with the 12 digit control number (located above)  in the subject line. No other requests, instructions OR  other inquiries should be included with your e-mail  requesting material.  Univar Solutions Inc.  Meeting Materials: Notice of Meeting, Proxy Statement and Annual Report on Form 10-K  Meeting Type:  Date:  Time:  Place:  Annual Meeting of Stockholders  Thursday, May 5, 2022  8:30 AM, Central Time  Annual Meeting to be held virtually - please visit  www.proxydocs.com/UNVR for more details and to register in advance.  To participate in the meeting, you must register at www.proxydocs.com/UNVR  SEE REVERSE FOR FULL AGENDA

Univar Solutions Inc.  2022 Annual Meeting of Stockholders  THE BOARD OF DIRECTORS RECOMMENDS A VOTE:  FOR ON PROPOSALS 1, 2 AND 4  1 YEAR ON PROPOSAL 3  PROPOSAL  1. Election of 11 directors, each to serve for a term of one year.  1.01 Joan A. Braca  1.02 Mark J. Byrne  1.03 Daniel P. Doheny  1.04 Richard P. Fox  1.05 Rhonda Germany  1.06 David C. Jukes  1.07 Varun Laroyia  1.08 Stephen D. Newlin  1.09 Christopher D. Pappas  1.10 Kerry J. Preete  1.11 Robert L. Wood  2. Non-binding advisory vote to approve the compensation of the Company's named executive officers.  3. Non-binding advisory vote on the frequency of future advisory votes on the compensation of the Company's named executive officers.  4. Ratification of Ernst & Young LLP as the Company's independent registered public accounting firm for 2022.